                                                                    EXHIBIT 10.7

INTERCOMPANY SERVICES AGREEMENT
dated as October 25, 1996, among EARTHWEB INC., a New York corporation (the "Company"), GLOBAL NETWORK PARTNERS LLC, a New York limited liability company
 -------
("GNP"), EARTHWEB LLC, a New York limited liability company (the "Parent"), and
  ---
the FOUNDERS (as hereinafter defined).
Each of Jack D. Hidary, Murray Hidary and Nova Spivack (each, a "Founder," and
                                                                 -------
all of them collectively, the "Founders") and GNP are parties to an Employment
                               --------
Agreement dated as of January 1, 1995 (each, an "Employment Agreement," and all
                                                 --------------------
of them collectively, the "Employment Agreements").  GNP was formerly known as
                           ---------------------
"EarthWeb LLC" and is the surviving entity of a merger with EarthWeb Ltd., a Maryland corporation that was the original signatory to each Employment Agreement. The Founders are all members of GNP.
Pursuant to an Intercompany Services and Loan Agreement dated as of September 1, 1995 (the "Original Agreement"), between GNP and EarthWeb LLC, a New York
           ------------------
limited liability company (the "Parent"), among other things, GNP agreed to
                                ------
provide the services of the Founders under the Employment Agreements to the Parent and the Parent agreed to assume the obligations of GNP under the Employment Agreements.
Pursuant to the Bill of Sale and Assignment and Assumption Agreement dated the date hereof between the Parent and the Company, (i) the Parent is transferring to the Company substantially all of the Parent's assets, and the Company is assuming from the Parent substantially all of its liabilities, and in connection therewith the Company is issuing to the Parent 1,500,000 shares of common stock, $.01 par value, of the Company, and (ii) the Company is issuing shares of its convertible preferred stock, $.01 par value, to the Investor (the "Investor")
                                                                   --------
named in the Stock Purchase Agreement dated the date hereof (the "Stock Purchase
                                                                  --------------
Agreement") between the Company, the Parent and such Investor.  This Agreement
---------
is being entered into in part pursuant to the Stock Purchase Agreement.
The parties desire to terminate the Original Agreement and to enter into this Agreement to take the place of the Original Agreement, and the Company wishes to employ each of the Founders, and each of the Founders wishes to enter into the employ of the Company, on the terms and conditions contained in this Agreement and in the Employment Agreement between GNP and such Founder, as modified by this Agreement.
ACCORDINGLY, in consideration of the foregoing and the representations, warranties, covenants and agreements contained herein, the sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:
              Section 1.  Affirmation of Employment Relationship.
                          --------------------------------------

GNP hereby reaffirms its employment of the Founders under their Employment Agreements. Each of the Founders agrees to serve as an officer and employee of the Company as if the Company were the "Company" under such Founder's Employment Agreement, subject to the additional terms and conditions contained in this Agreement. The Company hereby assumes and agrees to perform the obligations of GNP under the Employment Agreements, and the parties acknowledge and agree that the Company shall have all of the rights and benefits of GNP under the Employment Agreements (in each case in GNP's capacity as the employer under the Employment Agreements, as opposed to its capacity as the issuer of the interests in GNP and as the holder of or obligor with respect to any option or obligation to purchase any such interests from a Founder thereunder), in each case subject to the terms and conditions of the Employment

Agreements and the additional terms and conditions contained in this Agreement. Without in any way limiting the foregoing, GNP shall not have any right to terminate for any or no reason any Founder's employment with the Company (as opposed to employment with GNP) under such Founder's Employment Agreement (as modified herein), such right being expressly reserved to the Company.

            Section 2.  Amended and Restated Employment Agreements.
                        ------------------------------------------

Each of the Founders, GNP and the Company will, if requested by the Investor, enter into an Amended and Restated Employment Agreement and, if necessary or applicable, an amendment to the Amended and Restated Operating Agreement of GNP (together with all schedules, exhibits, annexes, and riders referred to therein, the "GNP Agreement"), in each case in form and substance reasonably acceptable
     -------------
to the Investor and to all parties to each such Amended and Restated Employment Agreement and any such amendment to the GNP Operating Agreement.
            Section 3.  Salary.
                        ------

             (a) Anything contained herein or in the Employment Agreement of Jack D. Hidary to the contrary notwithstanding, the Company shall have no obligation to such Founder under Section 4.1 of such Founder's Employment Agreement, and in lieu thereof the Company (or one or more of its affiliates) shall pay to such Founder, in consideration of the services rendered by such Founder to the Company during the Term of such Founder's employment with the Company, an annual base salary of not less than $160,000, payable in arrears in such installments as is the Company's practice from time to time with respect to the payment of salaries to its executive officers generally, but in any event not less often than semi-monthly. Effective as of each Adjustment Date, commencing with January 1, 1998, such base salary shall be adjusted to an amount equal to the original base salary stated above plus the applicable Adjustment
                                               ----
Amount (as defined below). If the calculation of any Adjustment Amount results in a negative number, such Adjustment Amount shall be deemed to be zero.

             (b) Anything contained herein or in the Employment Agreement of Murray Hidary to the contrary notwithstanding, the Company shall have no obligation to such Founder under Section 4.1 of such Founder's Employment Agreement, and in lieu thereof the Company (or one or more of its affiliates) shall pay to such Founder, in consideration of the services rendered by such Founder to the Company during the Term of such Founder's employment with the Company, an annual base salary of not less than $130,000, payable in arrears in such installments as is the Company's practice from time to time with respect to the payment of salaries to its executive officers generally, but in any event not less often than semi-monthly. Effective as of each Adjustment Date, commencing with January 1, 1998, such base salary shall be adjusted to an amount equal to the original base salary stated above plus the applicable Adjustment
                                               ----
Amount (as defined below). If the calculation of any Adjustment Amount

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results in a negative number, such Adjustment Amount shall be deemed to be zero.

             (c) Anything contained herein or in the Employment Agreement of Nova Spivack to the contrary notwithstanding, the Company shall have no obligation to such Founder under Section 4.1 of such Founder's Employment Agreement, and in lieu thereof the Company (or one or more of its affiliates) shall pay to such Founder, in consideration of the services rendered by such Founder to the Company during the Term of such Founder's employment with the Company, an annual base salary of not less than $130,000, payable in arrears in such installments as is the Company's practice from time to time with respect to the payment of salaries to its executive officers generally, but in any event not less often than semi-monthly. Effective as of each Adjustment Date, commencing with January 1, 1998, such base salary shall be adjusted to an amount equal to the original base salary stated above plus the applicable Adjustment
                                               ----
Amount (as defined below). If the calculation of any Adjustment Amount results in a negative number, such Adjustment Amount shall be deemed to be zero.

             (d)  As used herein with respect to each Founder, (i) "Adjustment
                                                                    ----------
Date" means each January 1 occurring during the Term of such Founder's
----
employment with the Company, commencing with January 1, 1998; (ii) "Adjustment
                                                                    ----------
Amount" means, with respect to each Adjustment Date, the product of (x) the
------
original base salary amount stated above for such Founder (i.e. $160,000 or $130,000) multiplied by (y) a fraction, the numerator of which is the Adjusted Index minus the Base Index and the denominator of which is the Base Index; (iii) "Adjusted Index" means, with respect to each Adjustment Date, the Index for the
 --------------
month of September immediately preceding such Adjustment Date; (iv) "Base Index"
                                                                     ----------
means the Index for the month of September 1996; and (v) "Index" means the
                                                          -----
Consumer Price Index for all urban consumers (1982-1984 = 100) covering the New York City metropolitan area, as published by the U.S. Department of Labor, Bureau of Labor Statistics.

             (e) In addition to the salary stated above, each Founder shall also be entitled to receive such bonuses as may from time to time be awarded to such Founder by the Board of Directors of the Company in its sole discretion.

               Section 4.   Termination Without Cause.
                            -------------------------

Anything contained in each of the Employment Agreements with Jack D. Hidary and Murray Hidary or in the GNP Agreement to the contrary notwithstanding, the Company may at any time terminate such Founder's employment with the Company under such Founder's Employment Agreement without cause by giving such Founder reasonable prior written notice thereof (but not less than 30 days prior to the effective date of such termination, subject however to such requirements and safeguards regarding the Founder's continued employment with the Company during such notice period as the Company may determine), which termination shall take effect at

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the time specified in such notice (which shall not in any event be prior to the date on which such notice is given to such Founder). A termination pursuant to this Section 4 is called a "Termination Without Cause" in this Agreement. In the
                            -------------------------
event of such Founder's Termination Without Cause, neither such Founder nor his beneficiaries or estate shall have any rights or claims against the Company except:
to receive all accrued and unpaid Salary earned by such Founder pursuant to
Section 3 of this Agreement through the effective date of such termination;
to receive all accrued and unpaid benefits to which the Founder is entitled pursuant to Section 4.2 of such Founder's Employment Agreement through the effective date of such termination and to receive, during any "COBRA" continuation period mandated by law during which the terminated Founder (x) is not eligible for coverage under another group health insurance plan and (y) continues coverage during such continuation period under the Company's group health insurance plan, an amount equal to the premium payments that the Company would have otherwise paid under such group health insurance plan to cover such Founder had such Founder not been terminated;
to receive reimbursement for all amounts to which such Founder is entitled under Sections 2.6 and 2.7 of the Employment Agreement; and
subject to the continued compliance by such Founder with the provisions of Sections 11, 12, and 13 of such Founder's Employment Agreement, to continue to receive the salary in effect pursuant to Section 3 hereof on the effective date of such termination for a period of two years commencing on the effective date of such termination and continuing until (but excluding) the second anniversary thereof, paid to such Founder in such installments as is the Company's practice from time to time during such period with respect to the payment of salaries and wages to its executive officers generally, but in any event not less than often than monthly; provided, however, that, subject to the continued compliance by
              --------  -------
such Founder with the provisions of Sections 11, 12, and 13 of such Founder's Employment Agreement, in the event such Founder shall be employed full-time by another person or entity during such two-year period, such Founder shall have the option of receiving the unpaid balance of the aggregate amount to which he is entitled hereunder in a single lump sum, which shall be due and payable to such Founder within 15 days after the Company's receipt of written certification from such Founder as to such other employment.

           Section 5.  Purchase Options Upon Termination for Cause.
                       -------------------------------------------

             (a) Anything contained in each of the Employment Agreements with Jack D. Hidary and Murray Hidary or in the GNP Agreement to the contrary notwithstanding, upon the termination of such Founder's employment with the Company "for cause" (as defined in the Employment Agreement of such Founder), the Other Members (as defined in Section 6 below), GNP, the Investor and the Company shall each have the option to purchase up to (x) all of the terminated Founder's interest in GNP if such termination "for cause" was due to a felony conviction, or (y) 25% of such terminated Founder's interest if such termination "for cause" was due to any "for cause" reason other than a felony conviction, in each case subject to, and in accordance with, the following provisions:

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First, the Other Members, or any of them, and GNP shall have their respective options, if any, to purchase the terminated Founder's interest in GNP (or portion thereof, as the case may be) in accordance with the terms and conditions of their respective existing options under the applicable Employment Agreement and the GNP Agreement, but such options must be exercised within one year after the effective date of such termination.
Second, in the event the Other Members and GNP do not purchase all of the terminated Founder's interest in GNP upon the exercise of their respective options during such one year period, then Investor shall have the option to purchase up to all of the terminated Founder's interest in GNP that is not so purchased by the Other Members and GNP pursuant to subsection (i) above, which option shall be exercisable by delivering written notice of such exercise to the terminated Founder not later than 30 days after the first anniversary of the effective date of such termination.
Third, in the event the Other Members, GNP and the Investor do not purchase all of the terminated Founder's interest in GNP upon the exercise of their respective options pursuant to subsections (i) and (ii) above, then the Company shall have the option to purchase up to all of the terminated Founder's interest in GNP that is not so purchased by the Other Members, GNP, and the Investor pursuant to subsections (i) and (ii) above, which option shall be exercisable by delivering written notice of such exercise to the terminated Founder not later than 60 days after the first anniversary of the effective date of such termination.
In the event that the Other Members, GNP, the Investor and the Company do not purchase all of the terminated Founder's interest in GNP pursuant to the exercise of their respective options under subsections (i), (ii) and (iii) above, then the Other Members and/or GNP, as the case may be, shall be entitled their respective options under the applicable Employment Agreement and/or the GNP Agreement in accordance with the terms and conditions thereof.
The closing of the purchase of an interest in GNP from a terminated Founder pursuant to the exercise of an option under subsections (i), (ii) and/or (iii) above shall take place at such time and place in New York City as shall be mutually agreed upon among the parties to such transaction. The purchase price of the terminated Founder's interest in GNP purchased pursuant to the exercise of an option under subsections (i), (ii) and/or (iii) above shall be the "For
                                                                          ---
Cause Buyout Price" specified in the Employment Agreement with such terminated
------------------
Founder and shall be payable in monthly installments equal to 1/12th of 10% of GNP's allocable share of the Company's net income before taxes calculated in accordance with generally accepted accounting principles (GAAP) consistently followed as determined by the Company's firm of independent certified public accountants. GNP's allocable share of net income shall be estimated based upon the internally prepared quarterly statements adjusted within thirty days following receipt of the Company's annual audited financial statements. In the event of a Sale of the Company (as defined below), any unpaid balance of the For Cause Buyout Price shall be paid to the terminated Founder within five (5) business days following the closing of such transaction. All of the terminated Founder's interest in GNP that is purchased pursuant to the exercise of one or more of the options under subsections (i), (ii) and/or (iii) above shall be deemed transferred on the date the first installment of the For Cause Buyout Price is paid to him. As used herein, "Sale of the Company" means any sale of
                                        -------------------
the Company to one or more persons or entities who or which are not affiliates of the Company in a single transaction or series of related transactions, whether by way of (A) the sale or other disposition of all or substantially all of the assets of the Company,

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(B) the merger or consolidation of the Company with or into another person or entity or (C) the sale or other transfer of all or substantially all of the capital stock of the Company.
             (b)  For the avoidance of doubt, the options contained in this
Section 5 shall not apply if the terminated Founder's employment is terminated as a result of his voluntary resignation, in which case the options arising under Section 6 shall apply.

                      Section 6.  Other Purchase Options.
                                  ----------------------

Anything contained in the Employment Agreement of a Founder or in the GNP Agreement to the contrary notwithstanding, in the event that, upon or following the termination of employment with the Company of a Founder (the "Terminated
                                                                  ----------
Founder") (x) for any reason other than "cause" in the case of Jack D. Hidary or
-------
Murray Hidary (which is dealt with in Section 5 above), or (y) for any reason including "cause" in the case of Nova Spivack, one or more of the members of GNP (collectively, the "Other Members") and/or GNP has an option, whether arising
                    -------------
under the Terminated Founder's Employment Agreement, the GNP Agreement or otherwise (all such options collectively, the "Original Options"), to purchase
                                               ----------------
all or any portion of the interest in GNP (the "Offered Interest") held by the
                                                ----------------
Terminated Founder, then, notwithstanding any of the terms and conditions of the Original Options to the contrary:
first, such Other Members, or any of them, and/or GNP shall have their
-----
respective options (A) for one year from the effective date of such termination if such termination is not due to disability, or (B) for one year from the first anniversary of the effective date of such termination if such termination is due to disability, to purchase the Offered Interest, at the same price and on the same terms and conditions as those applicable to the Original Option held by such Other Members (except the period for exercise thereof);
second, if such Other Members and GNP do not exercise their option under the
------
preceding clause (i) in full (whether by virtue of a partial exercise or by virtue of the expiration of the applicable option periods referred to in the preceding clause (i)), then the Investor shall have a 30-day option to purchase that portion of the Offered Interest not purchased by such Other Members and GNP pursuant to the exercise of their respective options under clauses (i) above, at the same price and on the same terms and conditions as those applicable to the Original Options (other than the period for exercise thereof);
third, if such Other Members, GNP and the Investor do not exercise their
-----
respective options under the preceding clauses (i) and (ii) in full (whether by virtue of a partial exercise or by virtue of the expiration of the applicable option periods referred to in the preceding clauses (i) and (ii)), then the Company shall have a 30-day option to purchase that portion of the Offered Interest not purchased by such Other Members, GNP and the Investor pursuant to the exercise of their respective options under clauses (i) and (ii) above, at the same price and on the same terms and conditions as those applicable to the Original Options (other than the periods for exercise thereof); and
last, if none of such Other Members, GNP, the Investor and the Company exercise
----
their respective options under the preceding clauses (i), (ii) and (iii) in full (whether by virtue of a partial exercise or by virtue of the expiration of the applicable option periods referred to in the preceding clauses (i), (ii) and
(iii)), then such Other Members and/or GNP shall be entitled to exercise their respective Original Options to purchase that portion of the Offered Interest not

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previously purchased by such Other Members, GNP, the Investor and the Company pursuant to the exercise of their respective options under clauses (i), (ii) and
(iii) above, at the price and on the terms and conditions applicable to such Original Options.
             Section 7.  Purchase Options Generally; Funding; Etc.
                         -----------------------------------------

             (a) In the event that the Company exercises its option to buy any Founder's interest in GNP directly, then proper provisions shall be made at the closing of such purchase for (i) GNP's simultaneous surrender to the Parent of interests in the Parent held by GNP that represent the same indirect equity interest in the Company as those being repurchased from such Founder and (ii) the Parent's simultaneous surrender to the Company of that number of shares of common stock of the Company held by the Parent that represent the same equity interest in the Company as those being repurchased from the terminated Founder. In the event that the Investor exercises its option to purchase any Founder's interest in GNP directly, proper provisions shall be made at the closing of such purchase for the Investor's simultaneous conversion or exchange of such interest into that number of shares of common stock of the Company represented by such interest.

             (b) Upon any sale by a Founder of an interest in GNP to the Other Members, GNP, the Company or the Investor hereunder, such Founder shall represent and warrant to the purchaser that such Founder has good title to such interest and the transfer of title to, and the delivery of, such interest at the closing of such sale shall be made by such Founder free and clear of all liens encumbrances and other adverse claims.

             (c) For the avoidance of doubt, the purchase options arising under this Agreement shall not apply to a Founder's transferees of interests in GNP so long as such Founder does not retain any beneficial ownership interest in such transferred interests.

                    Section 8.  Buyout Price Determination.
                                --------------------------

             (a) Anything contained in each of the Employment Agreements to the contrary notwithstanding, if the Company or the Investor is purchasing an interest in GNP hereunder and the Company or the Investor objects to the "Agreed
                                                                          ------
Value" (as defined in the applicable Employment Agreement), then the Other
-----
Members, the terminated Founder (or his Representative), and if applicable the Company and the Investor, shall attempt to reach agreement as to the Agreed Value within 30 days following the Calculation Date (as defined in the applicable Employment Agreement).

             (b) If the applicable parties fail to agree to an Agreed Value within thirty (30) days following the Calculation Date, then within five (5) business days following the end of such period, such parties shall submit to one another their respective values for a 1% Membership Interest in GNP (the

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

"Estimated Value"). Thereafter, such parties shall each within ten (10) business
 ---------------
days select a qualified business appraiser and forward the name to the other party or parties. Such appraisers shall select another appraiser (the "Appraiser") not affiliated with any of those selected by such parties. To
 ---------
secure payment of the Appraiser's fee, each of such parties shall deposit with counsel to the Company 50% of the fee quoted (or 33 1/3% if the Company is a party to such procedure; or 25% if both the Company and the Investor are parties). The Appraiser shall evaluate GNP and the value of a 1% Membership Interest therein, and shall certify such value to such parties in writing (the "Appraised Value"). The Appraised Value in the absence of gross error or
 ---------------
misconduct shall be the Buyout Price and shall be final and binding on such parties. If such terminated Founder has been terminated for cause, such Founder shall pay 1/2 of the appraisal fees, but if such Founder has been terminated without cause then the Company shall pay said 1/2. The balance of such fees shall be paid 25% by the party whose Estimated Value is closest to the Appraised Value and 75% by the other party or parties per capita.

              Section 9.   Remedies.
                           --------

Each of the parties acknowledges that the breach or violation or threatened breach or violation of any term or provision hereof by such party would cause irreparable injury to the other parties hereto and the Investor and that the remedy at law for any breach or violation or threatened breach or violation would be inadequate. Accordingly, each party hereto agrees that such other parties, in addition to any remedy at law, may seek a temporary and permanent injunction or other equitable relief without the necessity of proving actual damages. In addition, the invalidity of any of the foregoing limitations when applied to particular circumstances shall not affect the validity of such limitations under any other dissimilar circumstances.
              Section 10.  Miscellaneous.
                           -------------

             (a)  Waivers. Neither the failure nor any delay on the part of
                  -------
either party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof (unless a specific time period is expressly stated herein), nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence.

             (b)  Controlling Law. All questions concerning the construction,
                  ---------------
interpretation and validity of this Agreement shall be governed by and construed and enforced in accordance with the domestic laws of the State of New York, without giving effect to any choice or conflict of law provision or rule (whether in the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. In furtherance of the foregoing, the internal law of the State of New York will control the interpretation and

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

construction of this Agreement, even if under such jurisdiction's choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

             (c)  Notices. All notices, requests, consents and other
                  -------
communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument and shall be deemed to have been duly given when delivered in person or entity, by telex, telegram or telecopy, by overnight courier, or by first class registered or certified mail, postage prepaid, addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by the addressee to the sender:

if to a Founder, GNP, the Parent or the Company, to him or it at:
                               3 Park Avenue, 33rd Floor
                               New York, New York  10016
                               Attention:  President
                                      (or Founder, as applicable)
                               Telephone:  (212) 725-6550
                               Telecopy:   (212) 725-6559

if to the Investor, to it at its address in the Stock Purchase Agreement; or or to such other address as a party hereto may designate in writing to the other parties in accordance herewith. All such notices, requests, consents and other communications shall be deemed to have been delivered (i) in the case of personal delivery, telex, telegram or telecopy, on the date of such delivery,
(ii) in the case of overnight courier, on the next business day, and (iii) in the case of mailing, on the third business day following such mailing.

             (d)  Binding Nature of Agreement. This Agreement shall be binding
                  ---------------------------
upon and inure to the benefit of the parties hereto and their respective permitted successors, assigns, legal representatives, executors, administrators and heirs. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto and their respective permitted successors, assigns, legal representatives, executors, administrators and heirs any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. The Investor shall be an express third party beneficiary of the representations, warranties, covenants and agreements of the parties contained herein, subject in each case to the terms and conditions thereof.

             (e)  Execution in Counterparts. This Agreement may be executed in
                  -------------------------
any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterparts hereof, individually or taken

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

together, shall bear the signatures of all of the parties reflected hereon as the signatories.

             (f)  Provisions Separable. It is the desire and intent of the
                  --------------------
parties hereto that the provisions of this Agreement be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any particular provision of this Agreement shall be adjudicated by a court of competent jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

             (g)  Entire Agreement, Amendments. This Agreement supercedes in its
                  ----------------------------
entirety the Original Agreement, which is of no further force or effect, and this Agreement, together with the Employment Agreements and the GNP Agreement contains the entire understanding among the parties hereto with respect to the subject matter hereof and thereof, and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written, regarding the subject matter hereof and thereof. The express terms hereof control and supersede any course of performance and usage of the trade inconsistent with any of the terms hereof. This Agreement may not be modified or amended other than by an agreement in writing signed by the party or parties to be charged and by the Investor.

             (h)  Rules of Construction. The use in this Agreement of the term
                  ---------------------
"including" means "including, without limitation". The words "herein", "hereof", "hereunder" and other words of similar import refer to this Agreement as a whole, including the schedules and exhibits, as the same may from time to time be amended, modified, supplemented or restated, and not to any particular section, subsection, paragraph, subparagraph or clause contained in this Agreement. All references to sections, schedules and exhibits mean the sections of this Agreement and the schedules and exhibits attached to this Agreement, except where otherwise stated. The title of and the section and subsection headings in this Agreement are for convenience of reference only and shall not govern or affect the interpretation of any of the terms or provisions of this Agreement. The use herein of the masculine, feminine or neuter forms shall also denote the other forms, as in each case the context may require.

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

In computing the number of days for purposes of this Agreement, all days shall be counted, including Saturdays, Sundays and holidays; provided, however, that
                                                       --------  -------
if the final day of any time period falls on a Saturday, Sunday or holiday on which federal banks are or may elect to be closed, then the final day shall be deemed to be the next day which is not a Saturday, Sunday or such holiday. The language used in this Agreement has been chosen by the parties to express their mutual intent, and no rule of strict construction shall be applied against any party.

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

IN WITNESS WHEREOF, the parties have executed and delivered this Restated Intercompany Services Agreement as of the date first above written.


EARTHWEB INC.



By: /s/ Jack D. Hidary
    ----------------------------
 Name: Jack D. Hidary
 Title: CEO

GLOBAL NETWORK PARTNERS LLC



By: /s/ Jack D. Hidary
    ----------------------------
 Name: Jack D. Hidary
 Title: Authorized Secretary

EARTHWEB LLC



By: /s/ Jack D. Hidary
    ----------------------------
 Name: Jack D. Hidary
 Title: Authorized Secretary

FOUNDERS:


/s/ Jack D. Hidary
-----------------------------
Jack D. Hidary


/s/ Murray Hidary
-----------------------------
Murray Hidary


/s/ Nova Spivack
-----------------------------
Nova Spivack

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